                                                                    EXHIBIT 10.3

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report Of Foreign Private Issuer pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 by Satelites Mexicanos, S.A. de C.V. (the "Company") on Form 20-F for the year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Lauro Gonzalez Moreno, Chief Executive Officer of the Company, certify, that to the best of my knowledge, pursuant to 18
U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                  /S/ LAURO GONZALEZ MORENO
                                                  -------------------------
                                                  Lauro Gonzalez Moreno
                                                  Chief Executive Officer

June 30, 2003